August 2026 US Coil Asset Acquisition Overview

Forward-Looking Statements: Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “should,” “intend,” “could,” “believe,” “anticipate,” “estimate,” “expect,” “outlook,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements represent Ranger’s expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ranger’s control. Should one or more of these risks or uncertainties described occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Our future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in our current and past filings with the U.S. Securities and Exchange Commission (“SEC”). These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval system at www.sec.gov. These risks include, but are not limited to, the risks described under “Part I, Item 1A, Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 5, 2026 and those set forth from time-to- time in other filings by the Company with the SEC. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law any forward-looking statement speaks only as of the date on which is it made. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this cautionary statement, to reflect events or circumstances after the date of this presentation. This presentation includes financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA and Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, and Return on Invested Capital. While management believes such measures are useful for investors, they do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures should not be used as a replacement for, and should not be considered in isolation from, financial measures that are in accordance with GAAP. Please see the Appendix for reconciliations of those measures to comparable GAAP measures. Industry and Market Data: This presentation has been prepared by Ranger and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Ranger believes these third-party sources are reliable as of their respective dates, Management has not independently verified the accuracy or completeness of this information. Some data is also based on management estimates and approximations derived from internal sources and the third-party sources described above. Additional Information: For additional information, please see our filings with the SEC. Our filings are available on the SEC’s website, as well as on our website, www.rangerenergy.com, under the “Investor Center” tab. Important Disclosures 2

Transaction Summary Accretive & Opportunistic Asset Transaction that Significantly Grows Ranger’s Existing Coiled Tubing Business and Meaningfully Expands the Ranger Platform 3 Favorable Transaction Structure Approximately $27.5 million purchase price funded through a combination of $22.5 million cash and $5 million in equity issued in an asset transaction structure 1 Clear & Realizable Cost-Synergies Significant customer and geographic overlap with our existing business, coupled with transaction structure, yields early cost synergies and benefits from Ranger’s cost-discipline mindset and operational systems 2 Opportunistic & Strategic Capital Deployment STEP’s Lower 48 coiled tubing business is a leader in the market and provides well-maintained and high-quality assets with a highly competent professional workforce at a fraction of their estimated cost to replace 3 Compelling Value Creation Expected to be accretive across financial measures including net income, earnings per share, EBITDA and free cash flow beginning in the second quarter post-close 4

17 13 4 CTP RANGER | STEP KLX CUDD STEP NINE RANGER Strategic Overview Establishes Ranger as one of the largest coiled tubing operators by unit count, with an emphasis on large diameter and extended reach tubing strings essential to service longer laterals on modern wells Grow Market Leading Position • Combines complementary customer bases, increases market share and deepens long-term relationships with top-tier operators across major basins • Integrates high-quality assets and significantly grows our coiled tubing business, positioning us across all basins alongside our high-spec rig fleet Drive New Technology Advancement • Extended reach capabilities offer best-in-class technology in space that has been tested in the market more than any other coil technology • Data-driven processes from legacy STEP business will enhance Ranger’s own business, furthering optimization and operational efficiencies Maximize Free Cash Flow • Enhances scale and earnings capacity while preserving balance sheet flexibility allowing pro forma company to continue to pursue organic and opportunistic growth • Ability to repay borrowings within 18 months from close with cash from operations 1. Ranger management estimates. Pro forma Ranger will be the second largest large-diameter coiled tubing services provider in the Lower 48 Lower 48 Active Large Diameter Coiled Tubing Units(1) 4

Technological Advantage The transaction includes STEP’s Ultra High-Capacity 35K’ reel trailer as well as access to the intellectual property associated with the Coil+ split string technology Ultra High-Capacity Reel Trailer Built for distance with an ability to handle the roughest lease roads in the Permian, the Ultra High-Capacity reel trailer was designed for ease of maintenance, with no complicated hydraulic suspension or steering system that requires multiple accumulators, valves and hoses. 5 Coil+ Split String Technology 65+ Wells 98% Success rate reaching TD 30+ Wells completed in a single trip 30,210' Deepest Coil+ well 10-12' per minute improved RIH speeds 45% Average reduction in time from first tag plug one to TD Coil+ enables unprecedented reach in deep, long-lateral wells, helping operators achieve total depth (TD). Coil+ extends string length beyond conventional limits supporting multiple applications. This innovation not only pushes industry boundaries but also delivers improved efficiency.

Coiled Tubing Market Landscape & Opportunity

RANGER ENERGY SERVICES

US Total Addressable Market (TAM) [(1)]

$ in millions



$1,642
$1,473
$1,381
$1,615
2024
2025
2026(F)
2027(F)

The Coiled Tubing market in the US has a **~$1.5 billion TAM** and is expected to **grow by 17% in 2027** supported by an anticipated increase in completions activity in the next 18 months.

Pro forma Ranger Coil **market share represents 14% of the US space** and is expected to become the second largest Coiled Tubing provider by revenue.[(1)]

The **Top 5 Coiled Tubing operators** will hold approximately **55-60% market share** pro forma[(1)] with opportunity for further consolidation.



CTP
~15%
Ranger/STEP
US Combined
~14%
Cardinal
~11%
CUDD
~11%
NINE
~8%
KLXE
~6%
All Others
~35%



Customer Overlap
New Coil Customer Opportunities

Transaction **diversifies Ranger's existing customer base** in Coiled Tubing and more broadly across the business platform.

Ranger Coiled Tubing **expands geographic footprint from one basin to multiple basins** with exposure across central US.

1. Spears and Associates Well Servicing and Coiled Tubing Market Report, August 2026 and Management estimates.

6

Financial Profile 7 $637 $571 $547 $670-700 $750+ $84 $79 $73 $100+ $110+ 2023 2024 2025 2026(F) 2027(F) Revenue EBITDA Consolidated Ranger Financial Profile (1) (2) Ranger Coiled Tubing Financial Profile (1) (2) $ in millions $ in millions ~ $40 ~$35 ~$35 $60-80 $110+ $8 $7 $5 $6-7 $15+ 2023 2024 2025 2026(F) 2027(F) Revenue EBITDA 1. Please refer to the Appendix for support. 2. 2023 through 2025 represent Ranger historical reported results. 2026(F) and 2027(F) represent Management’s pro forma estimates following the close of the transaction. Management continues to expect approximately $100 million of EBITDA in 2026 with relatively small contribution from the acquired STEP assets in 2026 as integration commences. Beginning in 2027, the transaction is anticipated to bring an additional $80 to $90 million of revenue and greater than $10 million of EBITDA with at least $2.5 million of synergies expected to be realized in the first twelve months. Asset utilization and pursuing profitable work will be the highest priorities going forward with better access to economies of scale. Cash flows in 2026 will be impacted by cash consideration and working capital build as well as the completion of certain capital expenditure commitments made pre-close.

Technology Platform & Asset Condition: Access to advanced technology with well maintained assets and the ability to convert existing 2 ⅝ spreads to extended reach for lower costs relative to new spread acquisition in the future. Strategic Rationale 8 Meaningful Market Leader: Ranger Coiled Tubing becomes the 2nd largest coiled tubing provider in the Lower 48 in a segment that has started to consolidate with room left to grow 1 Value Capture Opportunity: Consideration of $27.5MM represents compelling valuation with expected 2027 EBITDA of greater than $10MM and strong operating leverage going forward. 2 Professional Talent & Bench Strength: Ranger has existing coiled tubing leadership with a proven track record of profitability while STEP has a long legacy of outstanding field professionals and innovative technologies. 3 4

APPENDIX

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Year Ended December 31, 2025 Net income (loss) $ 46.0 $ (13.9) $ 14.1 $ (33.9) $ 12.3 Interest expense, net — — — 1.2 1.2 Income tax expense — — — 5.5 5.5 Depreciation and amortization 24.1 10.4 9.6 2.2 46.3 EBITDA 70.1 (3.5) 23.7 (25.0) 65.3 Impairment of assets — — — 0.4 0.4 Equity based compensation — — — 6.5 6.5 Gain on sale of assets — — — (1.4) (1.4) Severance and reorganization costs — 1.0 0.1 0.1 1.2 Acquisition related costs 0.2 0.6 0.1 1.4 2.3 Legal fees and settlements — — — 0.8 0.8 Employee retention credit — — — (3.5) (3.5) Inventory adjustment — 1.6 — — 1.6 Adjusted EBITDA $ 70.3 $ (0.3) $ 23.9 $ (20.7) $ 73.2

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Year Ended December 31, 2024 Net income (loss) $ 46.8 $ (8.5) $ 17.8 $ (37.7) $ 18.4 Interest expense, net — — — 2.6 2.6 Income tax expense — — — 7.6 7.6 Depreciation and amortization 22.2 11.4 8.6 1.9 44.1 EBITDA 69.0 2.9 26.4 (25.6) 72.7 Equity based compensation — — — 5.8 5.8 Gain on sale of assets — — — (2.2) (2.2) Severance and reorganization costs 0.9 0.6 0.2 0.1 1.8 Acquisition related costs 0.4 — — 0.1 0.5 Legal fees and settlements 0.2 — — 0.1 0.3 Adjusted EBITDA $ 70.5 $ 3.5 $ 26.6 $ (21.7) $ 78.9

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Year Ended December 31, 2023 Net income (loss) $ 44.0 $ 7.1 $ 15.5 $ (42.8) $ 23.8 Interest expense, net — — — 3.5 3.5 Income tax expense — — — 7.2 7.2 Depreciation and amortization 20.1 11.3 6.9 1.6 39.9 EBITDA 64.1 18.4 22.4 (30.5) 74.4 Equity based compensation — — — 4.8 4.8 Loss on retirement of debt — — — 2.4 2.4 Gain on sale of assets — — — (1.8) (1.8) Severance and reorganization costs — 1.7 — 0.4 2.1 Acquisition related costs — — — 2.1 2.1 Impairment of fixed assets — — — 0.4 0.4 Adjusted EBITDA $ 64.1 $ 20.1 $ 22.4 $ (22.2) $ 84.4